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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Northern Border Pipeline Company (the "Partnership") for the year ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Jerry
L. Peters, Senior Vice President--Chief Accounting Officer, ONEOK Partners GP, L.L.C., Operator (functional equivalent to the Partnership's principal financial and accounting officer), hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of section 13(a) or section 15(d), as applicable, of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.


Dated: February 28, 2007                /s/ Jerry L. Peters
                                        ----------------------------------------
                                        Jerry L. Peters
                                        Senior Vice President--
                                        Chief Accounting Officer
                                        ONEOK Partners GP, L.L.C.

This certification is made solely for the purpose of 18 U.S.C. Section 1350, and not for any other purpose.